SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                          November 15, 1999
Date of Report (Date of earliest event reported) .............................



                              NDC AUTOMATION, INC.
 ...............................................................................
             (Exact name of registrant as specified in its charter)



DELAWARE                        0-18253                        56-1460497
 ................................................................................
(State or other              (Commission               (I.R.S. Employer
 jurisdiction                     File Number)                Identification No)
 of incorporation)



3101 LATROBE DRIVE            CHARLOTTE NC                        28211
 ................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                              (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

                  None.

Item 2.  Acquisition or Disposition of Assets.

                  None.

Item 3.  Bankruptcy or Receivership.

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.

                  None.

Item 5.  Other Events.

         On November 15, 1999 NDC Automation, Inc. ("NDCA") and Portec, Inc. ("PORTEC") jointly announced the termination of their Agreement and Plan of Merger dated as of September 13, 1999. As a result of this termination, NDCA will continue as a public company and will not be acquired by PORTEC.

         As part of the termination agreement, PORTEC has agreed to reimburse NDCA for $75,000 in merger related expenses and J Richard Industries LP, PORTEC's parent, is providing $50,000 in equity in return for 133,000 newly issued common shares of NDCA. The $50,000 will increase NDCA's working capital for general corporate purposes. The new shares will be restricted shares, meaning that they cannot be resold unless registered under applicable securities laws or pursuant to an exemption from registration.

         NDCA will continue to actively pursue new business combinations and financing to improve its working capital. Additional working capital, which was one of the objectives of the merger, is primarily needed to secure proper financing from banks to allow the Company to actively pursue its identified strategic markets. Under present borrowing arrangements with NDCA's primary bank, Netzler & Dahlgren Co AB has provided an irrevocable Letter of Credit of $450,000, in order for the Company to retain its line of credit. There are no assurances from Netzler & Dahlgren Co AB that the Letter of Credit will automatically be extended beyond January of 2000.


             Exhibit 10.1: Press release announcing Termination of their
                           Agreement and Plan of Merger between NDC Automation, Inc. and Portec, Inc.
             Exhibit 10.2: Termination Agreement of the contemplated
                           merger between NDC Automation, Inc. and Portec, Inc.
             Exhibit 10.3: Stock Purchase Agreement between NDC
                           Automation, Inc. and J Richard Industries LP.

Item 6.  Resignations of Registrant's Directors.

                  None

Item 7.  Financial Statements and Exhibits.

                  None

Item 8.  Change in Fiscal Year.

                  None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           NDC AUTOMATION, INC.



Date:  November 15, 1999                   By:  /s/ Claude Imbleau
                                                -------------------------------
                                                    Claude Imbleau
                                              Vice President of Finance and CFO